                                                   Filed pursuant to Rule 497(b)
                                                             Reg. No. 333-101249

                        COLUMBIA MANAGEMENT GROUP, INC.
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Investor:

    I am writing to ask for your vote on the acquisition of Galaxy VIP Small Company Growth Fund by Stein Roe Small Company Growth Fund, Variable Series. As an investor through a variable annuity contract or variable life insurance policy, you need to notify your insurance company as to how to vote on the proposed acquisition of your fund by Stein Roe Small Company Growth Fund, Variable Series. At a special meeting on February 19, 2003, your insurance company will vote on your fund's acquisition as instructed by you and other investors. The proposed acquisition of your fund is one of several acquisitions recommended by Columbia Management Group, Inc. ("Columbia Management"), the new parent company of the investment advisors to the Liberty, Stein Roe, Galaxy and Columbia funds.

    These fund acquisitions are the next step in a company-wide initiative to offer a simplified product line, consisting of funds managed by the firm's most talented professionals. First, by merging funds with similar investment strategies, Columbia Management can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia Management can concentrate its portfolio management and distribution resources on a more focused group of portfolios. Columbia Management specifically recommended the acquisition of your fund to enable shareholders to invest in a larger combined fund with similar investment strategies.

    Be assured that should your fund's merger be approved, your current fund investment will be exchanged for an equal investment (that is, dollar value) in Stein Roe Small Company Growth Fund, Variable Series. More information on the specific details and reasons for your fund's acquisition is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

    THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF YOUR FUND.

    YOUR VOTE IS IMPORTANT. PLEASE INSTRUCT YOUR INSURANCE COMPANY ON HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

    We appreciate your participation and prompt response and thank you for your continued support.

Sincerely,

/s/ Keith T. Banks
Keith T. Banks
President
Columbia Management Group, Inc.

December 31, 2002
ANN-60/298M-1202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2003

                              THE GALAXY VIP FUND
                      GALAXY VIP SMALL COMPANY GROWTH FUND

    NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Galaxy VIP Small Company Growth Fund will be held at 2:00 p.m. Eastern Time on Wednesday, February 19, 2003, at the offices of Columbia Management Group, Inc., the parent of the Galaxy VIP Small Company Growth Fund's advisor, Fleet Investment Advisors Inc., at One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

    1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Galaxy VIP Small Company Growth Fund to, and the assumption of all of the liabilities of the Galaxy VIP Small Company Growth Fund by, the Stein Roe Small Company Growth Fund, Variable Series, in exchange for shares of the Stein Roe Small Company Growth Fund, Variable Series, and the distribution of such shares to the shareholders of the Galaxy VIP Small Company Growth Fund in complete liquidation of the Galaxy VIP Small Company Growth Fund; (ii) the de-registration of The Galaxy VIP Fund as an investment company under the Investment Company Act of 1940, as amended, and (iii) The Galaxy VIP Fund's termination as a Massachusetts business trust under Massachusetts law.

    2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

    Shareholders of record at the close of business on December 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                           By order of the Board of Trustees,

                                           /s/ W. Bruce McConnel

                                           W. Bruce McConnel, Secretary

December 31, 2002

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROXY MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                      COMBINED PROSPECTUS/PROXY STATEMENT
                               DECEMBER 31, 2002

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                      GALAXY VIP SMALL COMPANY GROWTH FUND
                            c/o The Galaxy VIP Fund
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF
              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES
                     c/o SteinRoe Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS.......................................    4
PROPOSAL -- Acquisition of Galaxy VIP Small Company Growth
            Fund by Stein Roe Small Company Growth Fund,
            Variable Series.................................   11
  The Proposal..............................................   11
  Principal Investment Risks................................   11
  Information about the Acquisition.........................   11
GENERAL.....................................................   20
  Voting Information........................................   20
Appendix A -- Agreement and Plan of Reorganization..........  A-1
Appendix B -- Management's Discussion of Fund Performance as
              of December 31, 2001 -- Stein Roe Small
              Company Growth Fund, Variable Series..........  B-1
Appendix C -- Information Applicable to Class A Shares of
              Stein Roe Small Company Growth Fund, Variable
              Series........................................  C-1

    This combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Galaxy VIP Small Company Growth Fund (the "Galaxy Fund") by the Stein Roe Small Company Growth Fund, Variable Series (the "Stein Roe Fund," and together with the Galaxy Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Galaxy Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on February 19, 2003, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. The Funds are each registered open-end management investment companies. Except for certain seed capital investments, all shares of the Funds are owned of record by sub-accounts of separate accounts ("Separate Accounts") of insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by the Participating

Insurance Companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

    The Proposal in this Prospectus/Proxy Statement relates to the proposed acquisition of the Galaxy Fund by the Stein Roe Fund. The Stein Roe Fund seeks long-term growth. If the Agreement and Plan of Reorganization is approved by the shareholders of the Galaxy Fund and the Acquisition occurs, the Galaxy Fund will transfer all of its assets and liabilities to the Stein Roe Fund in exchange for shares of the Stein Roe Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares received by the Galaxy Fund will be distributed pro rata to its shareholders. Please review this Proposal carefully. After the Acquisition, the Stein Roe Fund expects to change its name to "Liberty Small Company Growth Fund, Variable Series."

    In addition to offering shares in the Galaxy Fund, The Galaxy VIP Fund ("Galaxy VIP") also offers shares in other series not part of this Prospectus/Proxy Statement. Shareholders of these other funds are voting on similar agreements and plans of reorganization that, in a like manner, would provide for the reorganization of those funds into designated classes of corresponding portfolios of the SteinRoe Variable Investment Trust (the "SteinRoe Trust") or the Liberty Variable Investment Trust. If the Agreement and Plan of Reorganization and the agreements and plans of reorganization affecting the other series of Galaxy VIP are approved and the acquisitions contemplated thereby are consummated, Galaxy VIP will have transferred all of its assets and liabilities and will deregister as a registered investment company and terminate its existence under Massachusetts law.

    The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

    - The Prospectus of the Galaxy Fund dated April 30, 2002, as supplemented on July 16, 2002 and November 5, 2002.

    - The Statement of Additional Information of the Galaxy Fund dated April 30, 2002, as supplemented on July 16, 2002.

    - Management's Discussion of Fund Performance, the Report of Independent Auditors and the financial statements included in the Annual Report to Shareholders of the Galaxy Fund dated December 31, 2001.

    - The financial statements included in the Semi-Annual Report to Shareholders of the Galaxy Fund dated June 30, 2002.

    - The Statement of Additional Information of the Stein Roe Fund dated December 31, 2002, relating to this Prospectus/Proxy Statement.

    The Galaxy Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these reports or any of the other documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. Contract owners may also obtain a copy of these documents by calling or writing the Participating Insurance Company that issued their Contract. Text-only versions of all the Galaxy Fund and Stein Roe Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102 or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?

The Trustees of Galaxy VIP and the SteinRoe Trust are recommending that the Stein Roe Fund acquire the Galaxy Fund. This means that the Stein Roe Fund would acquire all of the assets and liabilities of the Galaxy Fund in exchange for shares of the Stein Roe Fund. If the Acquisition is approved and consummated, shareholders of the Galaxy Fund will receive shares of the Stein Roe Fund with an aggregate net asset value equal to the aggregate net asset value of their Galaxy Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around April 7, 2003, or on such other date as the parties may agree. After the Acquisition, the Stein Roe Fund expects to change its name to "Liberty Small Company Growth Fund, Variable Series."

PLEASE NOTE THAT THE TRUSTEES OF GALAXY VIP HAVE APPROVED THE LIQUIDATION OF THE GALAXY FUND IN THE EVENT THAT ITS SHAREHOLDERS DO NOT APPROVE THE ACQUISITION.

2.  WHY IS THE ACQUISITION BEING PROPOSED?

Fleet Investment Advisors Inc. ("FIA"), the investment advisor to the Galaxy Fund, and Stein Roe & Farnham Incorporated ("Stein Roe"), the investment advisor to the Stein Roe Fund, and several other investment advisory firms (the "Columbia Affiliates") are part of a larger organization known as Columbia Management Group, Inc. FIA, Stein Roe and the Columbia Affiliates manage mutual fund portfolios that are offered by the Galaxy Funds, Liberty Funds, Stein Roe Funds and Columbia Funds (collectively, the "Columbia Group Funds"). Columbia has proposed a number of acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisition described in this Prospectus/Proxy Statement. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.

The Trustees of Galaxy VIP and the SteinRoe Trust recommend approval of the Acquisition because it offers shareholders of the Galaxy Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base) with an investment goal and strategies similar to those of the Galaxy Fund. In reviewing the Acquisition, the Trustees also considered the following matters:

    - based on estimated expense ratios as of June 30, 2002, shareholders of the Galaxy Fund are expected to experience a decrease in expenses; and

    - because the Galaxy Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaning-ful sales growth that over time could reduce Fund expenses, the Trustees of Galaxy VIP have approved the liquidation of the Galaxy Fund in the event that its shareholders do not approve the Acquisition.

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

The following tables allow you to compare the management fees and expenses of the Galaxy Fund and the Stein Roe Fund and to analyze the estimated expenses that Columbia expects the combined fund to bear in its first year following the Acquisition. Annual Fund Operating Expenses are paid by each Fund. They include management fees and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for the Galaxy Fund for its last fiscal year (ended December 31, 2001) and for the Stein Roe Fund for its last fiscal year (ended December 31, 2001) and those expected to be incurred by the combined fund on a pro forma combined basis (giving effect to the Acquisition and based on pro forma combined net assets as of June 30, 2002). The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

BASED ON ESTIMATED EXPENSE RATIOS AS OF JUNE 30, 2002, NET EXPENSES OF SHARES OF THE STEIN ROE FUND ARE EXPECTED TO BE LOWER THAN THE NET EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF THE GALAXY FUND (AFTER GIVING EFFECT TO THE FEE WAIVER DESCRIBED IN FOOTNOTE 5 TO THE ANNUAL FUND OPERATING EXPENSES TABLE). COLUMBIA HAS UNDERTAKEN TO MAINTAIN THIS WAIVER THROUGH THE FIRST ANNIVERSARY OF THE CONSUMMATION OF THE ACQUISITION, AFTER WHICH THIS ARRANGEMENT MAY BE MODIFIED OR TERMINATED AT ANY TIME, WHICH MAY CAUSE THE EXPENSES OF SHARES OF THE STEIN ROE FUND TO BE HIGHER THAN THE ESTIMATED EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF THE GALAXY FUND AS OF JUNE 30, 2002.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                             GALAXY FUND
                                                         (FOR THE FISCAL YEAR
                                                          ENDED DECEMBER 31,
                                                                2001)
                                                         --------------------
Management fee (1)(%)                                            0.84
-----------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                        0.00
-----------------------------------------------------------------------------
Other expenses (2)(%)                                            1.70
-----------------------------------------------------------------------------
Total annual fund operating expenses (2)(%)                      2.54

                                                            STEIN ROE FUND
                                                         (FOR THE FISCAL YEAR
                                                          ENDED DECEMBER 31,
                                                                2001)
                                                         --------------------
                                                               CLASS A
Management fee (3)(%)                                            0.65
-----------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                        0.00
-----------------------------------------------------------------------------
Other expenses (%)                                               0.21
-----------------------------------------------------------------------------
Total annual fund operating expenses (4)(%)                      0.86

                                                            STEIN ROE FUND
                                                              (PRO FORMA
                                                              COMBINED)
                                                            --------------
                                                               CLASS A
Management fee (3)(%)                                            0.65
--------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                        0.00
--------------------------------------------------------------------------
Other expenses (5)(%)                                            0.17
--------------------------------------------------------------------------
Total annual fund operating expenses (5)(%)                      0.82

---------------
 (1) The Galaxy Fund paid a management fee of 0.75% and an administration fee of .085%.

 (2) The Galaxy Fund's advisor has voluntarily agreed to reimburse the expenses incurred by the Galaxy Fund in excess of 1.60%. If this reimbursement were reflected in the table, other expenses would be 0.76% and total annual fund operating expenses would be 1.60%. This arrangement may be modified or terminated at any time.

 (3) The Stein Roe Fund paid a management fee of 0.50% and an administration fee of 0.15%.

 (4) Reflects the termination of a waiver in place through April 1, 2001.

 (5) The Stein Roe Fund's advisor has agreed to waive 0.02% of the expenses incurred by the Stein Roe Fund. If this waiver were reflected in the table, other expenses would be 0.15% and total annual fund operating expenses would be 0.80%. Columbia has also undertaken to further waive other expenses to the extent necessary to prevent total annual fund operating expenses from exceeding the foregoing amounts as a result of expenses attributable to the Acquisition. Columbia has undertaken to continue all waivers described in this footnote for a period of one year following the Acquisition, after which this arrangement may be modified or terminated at any time, which may cause the total annual fund operating expenses to exceed the amounts noted.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Galaxy Fund or the Stein Roe Fund currently with the cost of investing in the combined fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

    - $10,000 initial investment

    - 5% total return for each year

    - Each Fund's operating expenses remain the same

    - Reinvestment of all dividends and distributions

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
GALAXY FUND                                 $257     $791     $1,350     $2,875
--------------------------------------------------------------------------------
STEIN ROE FUND
Class A                                     $ 88     $274     $  477     $1,061
--------------------------------------------------------------------------------
STEIN ROE FUND
(pro forma combined)*
Class A                                     $ 82     $260     $  453     $1,012
--------------------------------------------------------------------------------

* The pro forma combined Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 5 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Galaxy Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Stein Roe Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE GALAXY FUND AND THE STEIN ROE FUND COMPARE?

This table shows the investment goal and principal investment strategies of each
Fund:

             GALAXY FUND                            STEIN ROE FUND
INVESTMENT GOAL: The Galaxy Fund         INVESTMENT GOAL: The Stein Roe Fund
seeks capital appreciation.              seeks long-term growth.
PRINCIPAL INVESTMENT STRATEGIES: The     PRINCIPAL INVESTMENT STRATEGIES: The
Galaxy Fund seeks to achieve its goal    Stein Roe Fund seeks to achieve its
as follows:                              goal as follows:
- Under normal circumstances, the        - Under normal market conditions, the
  Fund invests at least 80% of its         Fund invests at least 80% of its
  net assets (plus any borrowings for      net assets (plus any borrowings for
  investment purposes) in the equity       investment purposes) in small-cap
  securities, primarily common             stocks. Small-cap stocks are stocks
  stocks, of small capitalization          of small- size companies that have
  companies that have market               market capitalizations similar in
  capitalizations of $1.5 billion or       size to those companies in the
  less.                                    Russell 2000 Growth Index. As of
                                           October 31, 2002, that Index
- The Fund invests primarily in the        included companies with capi-
  common stock of U.S. companies, but      talizations between approximately
  may invest up to 20% of its total        $20 million and $2 billion.
  assets in foreign equity
  securities.                            - The Fund invests in companies that
                                           compete within large and growing
- In selecting investments for the         markets and that have the ability
  Fund, the advisor looks first for        to grow their market share. To find
  promising industries. It then looks      companies with these growth
  within those industries for what         characteristics, the Fund's
  are judged to be reasonably priced       investment advisor seeks out
  companies that have above-average        companies that are, or in the
  growth potential.                        advisor's judgment, have the
                                           potential to have an above-average
- From time to time, the Fund may          rate of growth in sales and
  emphasize particular market              earnings within their respective
  sectors, such as technology, in          industry. The Fund's investment
  attempting to achieve its                advisor also looks for companies
  investment goal.                         with strong management teams that
                                           participate in the ownership of the
- The Fund will sell a portfolio           companies.
  security when, as a result of
  changes in the economy, the Fund's     - The Fund may invest in new issuers
  investment advisor believes that         during periods when new issuers are
  holding the security is no longer        being brought to market.
  consistent with the Fund's
  investment objective. A security
  may also be sold as a result of a
  deteriora-

             GALAXY FUND                            STEIN ROE FUND
  tion in the performance of the         - The Fund's investment advisor may
  security or in the financial             sell a portfolio holding if the
  condition of the issuer of the           security reaches the advisor's
  security.                                price target or if the company has
                                           a deterioration of fundamentals
                                           such as failing to meet key
                                           operating benchmarks. The advisor
                                           may also sell a portfolio holding
                                           to fund redemptions.
                                         - As part of its investment strategy,
                                           the Fund may buy and sell securities
                                           frequently. This may result in
                                           higher transaction costs and
                                           additional tax liability.

The following highlights the differences in the investment strategies that each Fund uses to achieve its investment goal:

    - The Galaxy Fund may borrow for temporary purposes up to 33% of the value of its total assets. The borrowing limits for the Stein Roe Fund are (a) 10% of net asset value when borrowing for any general purpose and (b) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions.

    - The Stein Roe Fund is subject to the following diversification guidelines pertaining to investment in foreign securities:

     1. The Fund will be invested in a minimum of five different foreign securities at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign security investments comprise less than 80% of the Fund's net asset value; to three when less than 60% of such value; to two when less than 40% of such value; and to one when less than 20% of such value.

     2. Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

     3. The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

Except as noted above, the Funds are both subject to similar fundamental and non-fundamental investment policies. For a complete list of each Fund's investment policies and restrictions, see each Fund's Statement of Additional Information.

5.  WHAT CLASS OF STEIN ROE FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION
    OCCURS?

If the Acquisition occurs, shareholders of the Galaxy Fund will receive Class A shares of the Stein Roe Fund. As with Galaxy Fund shares, Class A shares of the Stein Roe Fund are not subject to any 12b-1 fees or sales charges. Please see Appendix C for more information on Class A shares of the Stein Roe Fund.

Contract owners may not purchase or redeem shares of the Stein Roe Fund directly, but only through Contracts offered by Participating Insurance Companies. Please refer to your Contract for more information.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

As long as the Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Acquisition, whether treated as a tax-free transaction or not, will not create any tax liability for owners of Contracts.

                     PROPOSAL -- ACQUISITION OF GALAXY VIP
                           SMALL COMPANY GROWTH FUND
                    BY STEIN ROE SMALL COMPANY GROWTH FUND,
                                VARIABLE SERIES

THE PROPOSAL

    Shareholders of the Galaxy Fund are being asked to approve the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP, on behalf of the Galaxy Fund, the SteinRoe Trust, on behalf of the Stein Roe Fund, and Columbia, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are also approving the Acquisition under the Agreement and Plan of Reorganization; the de-registration of Galaxy VIP as an investment company; and Galaxy VIP's termination as a Massachusetts business trust under Massachusetts law.

PRINCIPAL INVESTMENT RISKS

 What are the principal investment risks of the Stein Roe Fund, and how do they compare with those of the Galaxy Fund?

    The Stein Roe Fund is subject to market risk, management risk, equity risk, and the risks associated with growth stocks and small companies. The Galaxy Fund is subject to the same risks, as well as sector risk and the risks associated with foreign investments. The principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks and other investment strategies and risks of the Stein Roe Fund, please see Appendix C. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

INFORMATION ABOUT THE ACQUISITION

 Terms of the Agreement and Plan of Reorganization

    If approved by the shareholders of the Galaxy Fund, the Acquisition is expected to occur on or around April 7, 2003, or on such other date as the parties may agree, under the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

    - The Galaxy Fund will transfer all of the assets and liabilities attributable to its shares to the Stein Roe Fund in exchange for shares of the Stein Roe Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

    - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on April 4, 2003, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

    - The shares of the Stein Roe Fund received by the Galaxy Fund will be distributed to the shareholders of the Galaxy Fund pro rata in accordance with their percentage ownership of the Galaxy Fund in full liquidation of the Galaxy Fund.

    - After the Acquisition, the Galaxy Fund will be terminated, and its affairs will be wound up in an orderly fashion.

    - The Acquisition requires approval by the Galaxy Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of Galaxy VIP and the SteinRoe Trust.

    Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of Galaxy VIP to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, shareholders may reallocate their investment in the Galaxy Fund among other investments available through their Contract prior to or following the Acquisition.

 Shares You Will Receive

    If the Acquisition occurs, shareholders of the Galaxy Fund will receive Class A shares of the Stein Roe Fund. In comparison to your Galaxy Fund shares, Class A shares of the Stein Roe Fund issued in connection with the Acquisition will have the following characteristics:

    - Class A shares will have an aggregate net asset value equal to the aggregate net asset value of your Galaxy Fund shares as of the business day before the closing of the Acquisition.

    - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

    - Shareholders will have the same voting rights as they currently have, but as shareholders of the Stein Roe Fund of the SteinRoe Trust.

    Information concerning the capitalization of each of the Funds is provided below under "Capitalization."

 Reasons for the Acquisition

    On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, FIA, the investment advisor to the Galaxy Fund, and Stein Roe, the investment advisor to the Stein Roe Fund, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. Galaxy VIP and the SteinRoe Trust are two of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisition described in this Prospectus/Proxy Statement. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*

    The Trustees of Galaxy VIP and the SteinRoe Trust, including all Trustees who are not "interested persons" of those Trusts, have determined that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement.

    In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on September 5, 2002 and October 23, 2002, the following reasons for the Galaxy Fund to enter into the Acquisition:

    - The Acquisition is intended to create a larger fund with an investment goal and strategies similar to those of the Galaxy Fund.

    - Based on estimated expense ratios as of June 30, 2002, expenses are expected to decrease as a percentage of fund assets.

    - Because the Galaxy Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees of Galaxy VIP should approve (and they subsequently approved) the liquidation of the Galaxy Fund in the event that its shareholders do not approve the Acquisition.

    The Trustees considered that most Contract owners with investments in the Galaxy Fund who do not want to become investors in the Stein Roe Fund could reallocate their investment in the Galaxy Fund among other investments available through their Contract prior to or following the Acquisition.

    In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Stein Roe Fund will achieve any particular level of performance after the Acquisition.

---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

  Performance Information

    The bar charts below show the percentage gain or loss in each calendar year for shares of the Galaxy Fund since it commenced operations, and for the ten-year period ending December 31, 2001 for Class A shares of the Stein Roe Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but do not include the charges or expenses attributable to a particular Contract. Returns would be lower if these charges and expenses were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

    Additional discussion of the manner of calculation of total return is contained in each Fund's respective Statement of Additional Information.

                                  GALAXY FUND
[BAR CHART]

                                                                              GALAXY FUND
                                                                              -----------
1999                                                                             67.49
2000                                                                             -9.09
2001                                                                             -0.17

The Fund's year-to-date total return
through September 30, 2002, was
-37.05%.
For period shown in bar chart:
Best quarter: 4th quarter 1999, +47.34%
Worst quarter: 3rd quarter 2001, -23.27%

                                 STEIN ROE FUND
[BAR CHART]

                                                                            STEIN ROE FUND
                                                                            --------------
1992                                                                             14.48
1993                                                                             35.68
1994                                                                              1.19
1995                                                                             11.75
1996                                                                             26.94
1997                                                                              7.81
1998                                                                             -17.3
1999                                                                             48.02
2000                                                                             -5.36
2001                                                                            -10.03

The Fund's year-to-date total return
through September 30, 2002, was
-28.24%.
For period shown in bar chart:
Best quarter: 4th quarter 1999, +35.39%
Worst quarter: 3rd quarter 2001, -25.27%

    The following tables list each Fund's average annual total return for the one-year and life-of-fund periods ended December 31, 2001 for shares of the Galaxy Fund, and for the one-year, five-year and ten-year periods ended December 31, 2001 for Class A shares of the Stein Roe Fund. The returns shown do not include any charges or expenses attributable to a particular Contract. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.

GALAXY FUND(6)

                                                     INCEPTION           LIFE OF
                                                       DATE     1 YEAR    FUND
Shares (%)                                           4/17/98    -0.17     8.60
--------------------------------------------------------------------------------
Russell 2000 Index (%)                                 N/A       2.49     1.64(7)

---------------
(6) The Galaxy Fund's returns are compared to the Russell 2000 Index, an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(7) Index performance information is from April 30, 1998 to December 31, 2001.

STEIN ROE FUND(8)

                                         INCEPTION
                                           DATE     1 YEAR   5 YEARS   10 YEARS
Class A (%)                               1/1/89    -10.03     2.36      9.62(9)
-------------------------------------------------------------------------------
Russell 2000 Growth Index (%)              N/A       -9.23     2.87      7.19

---------------
(8) The Stein Roe Fund's returns are compared to the Russell 2000 Growth Index, an unmanaged index that tracks the performance of those Russell 2000 companies with a greater-than-average growth orientation. Companies in the Russell Index tend to exhibit higher price-to-book and price-to-earnings ratios. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(9) The 10-year data for the Stein Roe Fund covers periods prior to the inception of the Galaxy Fund. From the date of inception of the Galaxy Fund (4/17/98), the average annual total returns for Class A shares of the Stein Roe Fund would be -0.85%.

Capitalization

    The following table shows on an unaudited basis the capitalization of each of the Galaxy Fund and the Stein Roe Fund as of October 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Galaxy Fund by the Stein Roe Fund at net asset value as of that date.

                                                                                STEIN
                                                                              ROE FUND
                                                               PRO               PRO
                                  GALAXY        STEIN         FORMA             FORMA
                                   FUND       ROE FUND     ADJUSTMENTS       COMBINED(a)
                                ----------   -----------   -----------       -----------
Class A
Net asset value...............               $49,172,523   $ 2,827,977       $52,000,500
Shares outstanding............                 7,324,311       421,457         7,745,768
Net asset value per share.....               $      6.71                            6.71
Class B
Net asset value...............               $       652   $        --       $       652
Shares outstanding............                        98                              98
Net asset value per share.....               $      6.65                     $      6.65
Shares
Net asset value...............  $2,827,977                 $(2,827,977)      $        --
Shares outstanding............     370,233                    (370,233)
Net asset value per share.....  $     7.64

---------------
(a) Assumes the Acquisition was consummated on October 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Stein Roe Fund will be received by the shareholders of the Galaxy Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Stein Roe Fund that actually will be received on or after such date.

Financial Highlights of the Stein Roe Fund

    The financial highlights tables will help you understand the financial performance of the Stein Roe Fund for the periods listed below. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Stein Roe Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the Contracts. The information for the fiscal year or period ended December 31, 2001, 2000 and 1999 was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Stein Roe Fund's financial statements, is included in the Stein Roe Fund's annual report, which is available upon request. The information for the fiscal year ended December 31, 1998 and 1997 was audited by the Stein Roe Fund's former accountants, whose report expressed an unqualified opinion on those financial statements and highlights. The information for the six months ended June 30, 2002 is unaudited.

    Selected data for a Class A share outstanding throughout each period.

                            (UNAUDITED)
                          SIX MONTHS ENDED                           YEAR ENDED DECEMBER 31,
                              JUNE 30,            -------------------------------------------------------------
                                2002               2001           2000        1999           1998        1997
                          ----------------        -------       --------    --------       --------    --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....      $  9.10             $ 19.08       $  20.16    $  13.62       $  18.00    $  20.73
                              -------             -------       --------    --------       --------    --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss)(a)..............        (0.02)              (0.03)         (0.05)      (0.03)         (0.04)       0.01
Net realized and
 unrealized gain (loss)
 on investments.........        (1.04)              (2.31)         (1.03)       6.57          (2.77)       1.25
                              -------             -------       --------    --------       --------    --------
 Total from Investment
   Operations...........        (1.06)              (2.34)         (1.08)       6.54          (2.81)       1.26
                              -------             -------       --------    --------       --------    --------
LESS DISTRIBUTIONS
 DECLARED TO
 SHAREHOLDERS:
From net investment
 income.................           --                  --             --          --             --       (0.03)
From net realized
 capital gains..........           --               (7.64)            --          --          (1.57)      (3.96)
                              -------             -------       --------    --------       --------    --------
 Total Distributions
   Declared to
   Shareholders.........           --               (7.64)            --          --          (1.57)      (3.99)
                              -------             -------       --------    --------       --------    --------
NET ASSET VALUE, END OF
 PERIOD.................      $  8.04             $  9.10       $  19.08    $  20.16       $  13.62    $  18.00
                              =======             =======       ========    ========       ========    ========
 Total return(b)(c).....       (11.65)%(d)(e)      (10.03)%(d)     (5.36)%     48.02%        (17.30)%      7.81%
RATIOS TO AVERAGE NET
 ASSETS:
Expenses(f).............         0.80%(g)            0.82%          0.73%       0.72%(h)       0.75%       0.73%
Net investment income
 (loss)(f)..............        (0.55)%(g)          (0.32)%        (0.24)%     (0.27)%(h)     (0.22)%      0.04%
Waiver/reimbursement....           --(g)(i)          0.04%            --          --             --          --
Portfolio turnover
 rate...................           60%(e)             146%           155%        110%           103%         93%
Net assets, end of
 period (000's).........      $64,279             $79,295       $109,856    $139,849       $131,929    $200,590

---------------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be lower.

(d) Had the advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been lower.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g) Annualized.

(h) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

(i) Amount rounds to less than 0.01%.

  Federal Income Tax Consequences

    The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the Galaxy Fund and the Stein Roe Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

    - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Galaxy Fund or the shareholders of the Galaxy Fund as a result of its Acquisition;

    - under Section 358 of the Code, the tax basis of the Stein Roe Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Galaxy Fund shares exchanged therefor;

    - under Section 1223(1) of the Code, your holding period for the Stein Roe Fund shares you receive will include the holding period for your Galaxy Fund shares exchanged therefor, if you hold your shares as a capital asset;

    - under Section 1032 of the Code, no gain or loss will be recognized by the Stein Roe Fund as a result of the relevant Acquisition;

    - under Section 362(b) of the Code, the Stein Roe Fund's tax basis in the assets that the Stein Roe Fund receives from the Galaxy Fund will be the same as the Galaxy Fund's basis in such assets; and

    - under Section 1223(2) of the Code, the Stein Roe Fund's holding period in such assets will include the Galaxy Fund's holding period in such assets.

    The opinion is, and the confirming letter will be, based on certain factual certifications made by officers of Galaxy VIP and the SteinRoe Trust. Neither the opinion nor the confirming letter is a guarantee that the tax consequences of the relevant Acquisition will be as described above.

    This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF GALAXY VIP UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for the Proposal

    Approval of the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP on behalf of the Galaxy Fund, the SteinRoe Trust on behalf of the Stein Roe Fund, and Columbia will require the affirmative vote of a majority of the outstanding shares of the Galaxy Fund and the termination of Galaxy VIP contemplated by the Agreement and Plan of Reorganization must be approved by a majority of the outstanding shares of all of the portfolios of Galaxy VIP voting in the aggregate, including those portfolios that are not part of this Prospectus/Proxy

Statement. With respect to the approval of the Agreement and Plan of Reorganization, the term "majority of the outstanding shares" of the Galaxy Fund means the lesser of (a) the holders of 67% or more of the shares of the Galaxy Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Galaxy Fund. See "General -- Voting Information" below for more information about voting your shares. A vote of the shareholders of the Stein Roe Fund is not needed to approve the Acquisition.

                                    GENERAL

VOTING INFORMATION

    The Trustees of Galaxy VIP are soliciting proxies from the shareholders of the Galaxy Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on February 19, 2003, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and proxy materials are being mailed to shareholders beginning on or about January 6, 2003.

    As of December 2, 2002, the Galaxy Fund had 361,265 shares outstanding. Only shareholders who owned shares on the record date, December 2, 2002, are entitled to vote at the Meeting. Except for certain seed capital investments, all shares are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies. Shareholders of the Galaxy Fund are entitled to cast one vote for each share owned on the record date, and a proportionate fractional vote for each fractional share owned.

    Quorum and Method of Tabulation. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Galaxy Fund as tellers for the Meeting (the "Tellers"). More than fifty percent (50%) of the shares of the Galaxy Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Galaxy Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote. However, these shares will not be counted as having voted in favor of the Proposal, and therefore they will have the same effect as if they cast votes against the Proposal.

    Share Ownership. As of December 2, 2002, the SteinRoe Trust believes that the officers and Trustees of the SteinRoe Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of shares of the Stein Roe Fund and of the SteinRoe Trust as a whole. As of December 2, 2002, Galaxy VIP believes that the officers and Trustees of Galaxy VIP, as a group, beneficially owned less than 1% of the shares of the Galaxy Fund and of Galaxy VIP as a whole. As of December 2, 2002, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the noted class of the
Funds:

                                                         PERCENTAGE OF     PERCENTAGE OF
                                                          OUTSTANDING       OUTSTANDING
                                                        SHARES OF CLASS   SHARES OF CLASS
                                                         OWNED BEFORE       OWNED UPON
                                                        CONSUMMATION OF   CONSUMMATION OF
FUND AND CLASS          SHAREHOLDER NAME AND ADDRESS      ACQUISITION      ACQUISITION*
--------------          ----------------------------    ---------------   ---------------
GALAXY FUND
                       American Skandia                       89.17%+            4.81%
                       One Corporate Drive
                       P.O. Box 883
                       Shelton, CT 06484-0883

STEIN ROE FUND
CLASS A..............  Keyport Life Insurance Company         11.55%            10.93%
                       Variable Account A
                       125 High Street
                       Boston, MA 02110

                       Keyport Life Insurance Company         74.00%+           70.00%+
                       KMA Variable Account
                       125 High Street
                       Boston, MA 02110

CLASS B..............  Colonial Management                   100.00%           100.00%
                       Associates, Inc.
                       One Financial Center
                       Boston, MA 02111

---------------

* Indicates the percentage of Stein Roe Fund shares to be owned of record or beneficially upon consummation of the Acquisition on the basis of present holdings.

+ As of record on December 2, 2002, this Participating Insurance Company owned
  25% or more of the then outstanding shares of the Fund noted and, therefore, may be deemed to "control" such Fund.

    Contract Owner Instructions. These proxy materials are being mailed to Contract owners who, by completing and signing the accompanying voting instruction card, will instruct the Separate Accounts how they wish the shares of the Fund to be voted. Each Contract owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares held on behalf of such Contract owner. The Separate Accounts will vote shares of the Funds as instructed on the voting instruction cards by their Contract owners. If a Contract owner simply signs and returns the voting instruction card, the Separate Accounts will treat the card as an instruction to vote the shares represented thereby in favor of the Proposal. The Separate Accounts intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract owners. Accordingly, there are not expected to be any "broker non-votes." "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

    Any Contract owner giving instructions to a Participating Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

    Solicitation of Proxies. Proxies and voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures. Officers of the Galaxy Fund or employees or agents of Columbia and its affiliated companies may solicit voting instructions from Contract owners in person or by telephone.

    Revocation of Proxies by Participating Insurance Companies. Proxies, including proxies given by telephone, may be revoked at any time by the Participating Insurance Company shareholder before they are voted either (i) by written revocation received by the Secretary of the Galaxy Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

    Costs. The costs of the acquisitions proposed by Columbia (including the costs of the Acquisition described in this Prospectus/Proxy Statement) are estimated to be $1,126,000, and will be borne in their entirety by Columbia.

    Adjournments; Other Business. If the Galaxy Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Galaxy Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

    The Meeting has been called to transact any business that properly comes before it. The only business that management of the Galaxy Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Galaxy Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

    Shareholder Proposals at Future Meetings. Neither Galaxy VIP nor the SteinRoe Trust holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or Galaxy VIP or the SteinRoe Trust must be received by the relevant Fund in writing a reasonable time before Galaxy VIP or the SteinRoe Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund at the address listed on the cover of this Prospectus/Proxy Statement.

    Advisors' and Underwriter's Addresses. The address of the Galaxy Fund's investment advisor, Fleet Investment Advisors Inc., is 100 Federal Street, Boston, Massachusetts 02110. The address of the Stein Roe Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Chicago, Illinois 60606. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of November 15, 2002, is by and among The Galaxy VIP Fund (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 27, 1992, as amended, on behalf of the Galaxy VIP Small Company Growth Fund (the "Acquired Fund"), a series of the Trust, SteinRoe Variable Investment Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated June 9, 1987, as amended, on behalf of the Stein Roe Small Company Growth Fund, Variable Series (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").

    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

       (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

       (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition

            Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Trust's current and former Trustees and officers, acting in their capacities as such, under the Trust's Declaration of Trust and Code of Regulations as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, its successors or assigns.

    1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. The Acquisition Shares distributed pursuant to this paragraph to Acquired Fund Shareholders shall consist of Class A shares of the Acquiring Fund.

    1.4 With respect to Acquisition Shares distributable pursuant to paragraph
        1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5 After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

    1.6 Promptly following the liquidation of the Acquired Fund and the similar liquidation of the other portfolios of the Trust (the "Trust Liquidation"), the Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that the Trust has ceased to be an investment company; provided that, until such order is granted, the Trust shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). The Trust shall promptly after the Trust Liquidation file any final regulatory reports, including but not limited to, any Form N-SAR and Rule 24f-2 Notice with respect to the Acquired Fund and such other series of the Trust. All reporting and other obligations of the Trust shall remain the exclusive responsibility of the Trust up to and including the date on which the Trust is deregistered and terminated. In addition, promptly following the Trust Liquidation, the Trust shall take all other steps necessary and proper to effect its complete termination. Without limiting the generality of the foregoing, (a) the affairs of the Trust shall be immediately wound up, its contracts discharged and its business liquidated; and (b) the Trustees of the Trust shall execute and the Acquiring Trust shall lodge among the records of the Trust an instrument in writing setting forth the fact of such termination.

2. VALUATION.

    2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by the Acquired Fund.

    2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

    3.1 The Closing Date shall be on April 7, 2003, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

    3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Stein Roe Small Company Growth Fund, Variable Series."

    3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
        (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

    3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
        Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or Code of Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (g) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

       (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of multiple series. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Trust and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

       (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

       (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

       (o) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

       (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

       (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

       (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

       (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such liquidation, proceeding or investigation. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (h) Since June 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (j) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Acquiring Trust nor the Acquiring Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (k) For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquiring Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

       (l) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (m) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

       (n) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (o) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

       (p) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

       (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

    The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each hereby covenants and agrees with the other as follows:

    5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

       (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

       (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

       (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    6.3 For the period beginning at the Closing Date and ending not less than three years thereafter, the Acquiring Trust, its successors or assigns shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current Trustees and officers of the Trust, covering the actions of such Trustees and officers of the Trust for the period they served as such.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2 The Acquiring Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Code of Regulations of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or Code of Regulations, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

       (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date.

    7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

    The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

       (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

       (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

       (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

       (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

       (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

    8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Trust, on behalf of the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 6.3, 9, 10, 13 and 14.

11. TERMINATION.

    11.1 This Agreement may be terminated by the mutual agreement of the Trust and the Acquiring Trust. In addition, either the Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

       (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

        If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

    11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to SteinRoe Variable Investment Trust or The Galaxy VIP Fund, One Financial Center, Boston, Massachusetts 02111,
Attention: Secretary, with copies to W. Bruce McConnel, Esq., Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

    14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5 A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                           THE GALAXY VIP FUND
                                           on behalf of Galaxy VIP Small Company
                                           Growth Fund

                                           By:   /s/ J. KEVIN CONNAUGHTON
                                              ----------------------------------

                                           Name:   J. Kevin Connaughton
                                                  ------------------------------

                                           Title:   Treasurer
                                                --------------------------------

ATTEST:

       /s/ RUSSELL L. KANE
-------------------------------------

Name:   Russell L. Kane
      -------------------------------

Title:   Assistant Secretary
     --------------------------------

                                           STEINROE VARIABLE
                                           INVESTMENT TRUST
                                           on behalf of Stein Roe Small Company
                                           Growth Fund, Variable Series

                                           By:   /s/ J. KEVIN CONNAUGHTON
                                              ----------------------------------

                                           Name:   J. Kevin Connaughton
                                                  ------------------------------

                                           Title:   Treasurer
                                                --------------------------------

ATTEST:

       /s/ RUSSELL L. KANE
-------------------------------------

Name:   Russell L. Kane
      -------------------------------

Title:   Assistant Secretary
     --------------------------------

                                           Solely for purposes of Paragraph 9.2
                                           of the Agreement

                                           COLUMBIA MANAGEMENT
                                           GROUP, INC.

                                           By:      /s/ KEITH T. BANKS
                                              ----------------------------------

                                           Name:   Keith T. Banks
                                                  ------------------------------

                                           Title:   President
                                                --------------------------------

ATTEST:

/s/ JEAN S. LOEWENBERG
-------------------------------------

Name: Jean S. Loewenberg
      -------------------------------

Title: Secretary and General Counsel
     --------------------------------

                                                                      APPENDIX B

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                            AS OF DECEMBER 31, 2001
              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES

PORTFOLIO MANAGERS' DISCUSSION

    Stein Roe Small Company Growth Fund, Variable Series seeks long-term growth of capital.

    William M. Garrison is a senior vice president of Stein Roe & Farnham Incorporated and the Fund's portfolio manager.

A TOUGH YEAR FOR TECHNOLOGY INVESTORS, BUT OPTIMISM ABOUNDS ENTERING 2002

    On the heels of a massive technology spending spree by businesses in 1999-2000, technology companies positioned themselves for continued rapid growth. The industry built inventories and aggressively invested in business expansion at the precise moment that the economy began to slow and certain segments of the technology sector began to experience weaker market demand.

    After bottoming in late September, the US equity markets rallied sharply in the fourth quarter as investors began to look towards the inevitable upturn in the economy. This optimism was most evident in the technology sector, with numerous stocks showing significant positive returns in the quarter.

SECTOR WEIGHTINGS CHANGE TO REFLECT THE TIMES

    Technology companies, which started the 12-month period representing the largest sector of the fund's net assets, were reduced considerably over much of the year before being increased during the fourth quarter. At the end of the period, information technology accounted for approximately 24% of net assets. While we are now more cognizant of the cyclical forces of the technology industry in general, our reduction of holdings in technology companies doesn't, however, blind us to the opportunities that we believe will continue to exist in this sector. For example, we initiated a position in Applied Films (1.7% of net assets), a leading designer and manufacturer of equipment for the flat panel display market. Flat panel displays continued to gain market share and exhibited impressive growth throughout the year.

    The energy sector is playing less of a role in the portfolio at 4% of net assets, after comprising 12-13% nine months ago. We sold Cal Dive, a former top 10 holding, after noticing deterioration in the company's financial outlook. With a weakening market in natural gas as demand eased and prices fell, we also liquidated our shares of Louis Dreyfus Natural Gas.

OPPORTUNITIES IN SELECTED PHARMACEUTICAL ISSUES

    InterMune Inc. (1.7% of net assets), which we bought in October 2000, continued to be a very promising holding. We added to our interest in the company this past spring when its stock price was weak, and it has since recovered and contributed nicely to performance. InterMune has developed a drug to fight idiopathic pulmonary fibrosis (IPF), a lung disorder. Now in phase III clinical trials, the drug could be approved for the market soon and offers investors attractive potential growth.

NOT "IF" BUT "WHEN" FOR ECONOMIC RECOVERY

    An economic recovery usually follows depressed times such as these; the only question is when that recovery will occur. The US consumer has been fairly resilient and will largely dictate when the US economy begins to improve. The long-term effects of the September 11 attacks and the war in Afghanistan are tough to predict at this time, but some market fundamentals are becoming clearer.

    The Federal Reserve lowered interest rates 11 times in 2001 in an attempt to stimulate the economy, with the federal funds rate now at its lowest point in decades. On the heels of a federal income tax rebate, Congress and the president have been negotiating over additional fiscal stimulus, while the Fed has also indicated a willingness to reduce interest rates even further.

    Historically, small-cap growth stocks have performed well emerging from such an economic environment. On a macro level, companies appear to be more focused on increasing profits and making good business choices during these times. We will continue to look for strong growth opportunities with attractive valuations -- some technology companies, for example, appear extremely attractive to us.

    To help withstand any future shock, we have repositioned the portfolio by diversifying among sectors and focusing on higher-quality companies. Going forward, we will continue to examine opportunities on a stock-by-stock basis, focusing on individual companies' prospects, their markets and how they might benefit from an eventual recovery.

    Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

    Investing in smaller-company stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

    Holdings and sector weights are disclosed as of December 31, 2001, and are subject to change.

                            PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                          1 YEAR   5 YEARS   10 YEARS
                                          ------   -------   --------
Class A (1/1/89)........................  -10.03     2.36      9.62
Class B (6/1/00) (1)....................  -10.38     2.25      9.56
Russell 2000 Growth Index (%)...........   -9.23     2.87      7.19
S&P SmallCap 600 Index (%)..............    6.51    10.65     13.61

Inception date of share class is in parentheses.
---------------

(1) Class B share (newer class of shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to inception of the new class of shares would be lower.

               VALUE OF A $10,000 INVESTMENT, 12/31/91 - 12/31/01
[$10,000 INVESTMENT CHART]

                                                     CLASS A SHARES         RUSSELL 2000 GROWTH INDEX    S&P SMALLCAP 600 INDEX
                                                     --------------         -------------------------    ----------------------
1991                                                    10000.00                    10000.00                    10000.00
                                                        10235.00                    10274.00                    10679.00
                                                         9452.02                     9040.09                     9969.91
                                                         9667.53                     9215.47                    10332.80
1992                                                    11448.30                    10777.50                    12104.90
                                                        12105.40                    10584.60                    12537.00
                                                        12583.60                    10889.40                    12810.30
                                                        14263.50                    11906.50                    14120.80
1993                                                    15534.40                    12219.60                    14379.30
                                                        14718.80                    11721.10                    13621.50
                                                        14490.70                    10982.60                    13049.40
                                                        15847.00                    12008.40                    14038.50
1994                                                    15718.60                    11922.00                    13691.80
                                                        15718.60                    12575.30                    14339.40
                                                        15409.00                    13822.70                    15705.90
                                                        17147.10                    15394.40                    17713.10
1995                                                    17565.50                    15622.20                    17794.60
                                                        19070.90                    16518.90                    18812.50
                                                        20480.20                    17483.70                    19792.60
                                                        21825.80                    17335.00                    20427.90
1996                                                    22299.40                    17380.10                    21590.30
                                                        20676.00                    15556.90                    20392.00
                                                        23895.20                    18287.20                    24087.10
                                                        26031.50                    21381.40                    27982.00
1997                                                    24042.70                    19628.10                    27117.30
                                                        25985.30                    21959.90                    30119.20
                                                        22539.70                    20699.40                    28772.90
                                                        17781.50                    16071.00                    22759.30
1998                                                    19883.30                    19870.20                    26762.70
                                                        18350.30                    19536.40                    24356.70
                                                        21080.80                    22418.00                    28112.60
                                                        21738.60                    21315.10                    26751.90
1999                                                    29431.80                    28432.10                    30085.20
                                                        36542.60                    31070.60                    31833.10
                                                        34397.50                    28780.70                    32154.70
                                                        35639.30                    27638.10                    33215.80
2000                                                    27855.70                    22055.20                    33631.00
                                                        23053.30                    18702.80                    31421.40
                                                        27569.50                    22063.70                    35726.10
                                                        20602.70                    15868.20                    29681.30
2001                                                    25055.30                    20021.00                    35816.00

                              NET ASSET VALUE ($)

                                                 12/31/00   12/31/01
                                                 --------   --------
Class A........................................   19.08       9.10
Class B........................................   19.05       9.03

    PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Growth Index comprises securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. The S&P SmallCap 600

Index is an unmanaged index that tracks the performance of small-capitalization U.S. stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

    Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

                                                                      APPENDIX C

                  INFORMATION APPLICABLE TO CLASS A SHARES OF
              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES

    SteinRoe Variable Investment Trust ("Trust") includes five separate mutual funds, including the Stein Roe Small Company Growth Fund, Variable Series ("Fund"), each with its own investment goal and strategies. The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Fund is Liberty Funds Distributor, Inc. ("LFD"). LFD is an affiliate of Stein Roe & Farnham Incorporated ("Stein Roe"), the Fund's investment advisor.

    The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

PRINCIPAL INVESTMENT RISKS

    The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

    MANAGEMENT RISK means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

    Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

    GROWTH STOCKS are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

    SMALLER COMPANIES are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

    There are no limits on PORTFOLIO TURNOVER. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 200% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.

    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TRUST MANAGEMENT ORGANIZATIONS

  The Trustees

    The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information of the Fund contains the names of and biographical information on the Trustees.

  Investment Advisor: Stein Roe & Farnham Incorporated

    Stein Roe, located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has been an investment advisor since 1932. As of September 30, 2002, Stein Roe managed over $14.8 billion in assets.

    Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. ("Columbia"). Columbia is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds. Stein Roe is a registered investment advisor.

    For the 2001 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund equaled 0.50%* of the average daily net assets of the Fund.

  Portfolio Manager

    William M. Garrison, a senior vice president of Stein Roe, has managed the Fund since October, 1998. Mr. Garrison joined Stein Roe in 1989 as a research associate and has managed various funds for Stein Roe since September, 1998. He earned an A.B. degree from Princeton University and a M.B.A. degree from the University of Chicago.

MIXED AND SHARED FUNDING

    As described above, the Fund serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may from time to time become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

    The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more funds or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

OTHER INVESTMENT STRATEGIES AND RISKS

    The Fund's principal investment strategies and risks are described above. In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal. Additional information about the Fund's securities and investment techniques, as well as its fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

    This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described herein. These types of

---------------

* Stein Roe voluntarily agreed to reimburse all expenses, including management fees, so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) would not exceed 0.80%. As a result, the management fee paid to Stein Roe for the fiscal year ended 2001 was 0.46%.

securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 2 of this Prospectus/Proxy Statement). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

    Short Sales. The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

    Temporary Defensive Positions. At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

SHAREHOLDER INFORMATION

  Purchases And Redemptions

    The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

  How The Fund Calculates Net Asset Value

    Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

    To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

    The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

    The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

  Dividends And Distributions

    The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

  Tax Consequences

    The Fund is treated as a separate entity for federal income tax purposes and has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

    In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

                                                                         Proxy 8